UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 24, 2009

Willing Holding, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-53496	26-0655541
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3 Centerview Drive
Suite 240
Greensboro, North Carolina 27407
(Address of Principal Executive Office) (Zip Code)

336-772-8461
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

When used in this Report on Form 8-K, the terms "Company", "we", "our" and "us" refer to Willing Holding, Inc.

On August 24, 2009, we entered into a Debt Conversion Agreement (the "Debt Conversion Agreement") with Robert Johnson ("Johnson") and other certain debt holders.  The Debt Conversion  Agreement provides that a promissory note in favor of Johnson in the principal amount of $331,200 dated October 28, 2008 (the "Note"), plus $242,745 of additional debt owed to other debt holders for a total of $573,945 has been converted into our Class A Common Stock at a conversion rate of $.6624 per share.

A total of 866,464 shares of our Class A Common Stock have been issued pursuant to the Debt Conversion Agreement for $573,945 in debt.

The descriptions of the Debt Conversion Agreement and the Note discussed in this Report on Form 8-K are qualified in their entirety by reference to the Form of Debt Conversion Agreement and Note, copies of which are attached as Exhibit 10.1 and Exhibit 10.2 to this Form 8-K and are incorporated by reference herein in their entirety.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item1.02.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Pursuant to the Debt Conversion Agreement, we converted the Note and other debtholders’ accrued debt into shares of our Class A Common Stock at a rate of $.6624 per share. An aggregate of 866,464 shares of our Class A Common Stock were issued to Johnson and other debtholders.

The foregoing issuances were made in reliance upon an exemption from registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), afforded by Section 4(2) for offers and sales of securities that do not involve a public offering. This offering was not registered under the Securities Act and accordingly the shares may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements of the Securities Act. The subscribers to shares of our Class A Common Stock were provided with access to information about the Company and provided with the opportunity to consult with management of the Company concerning their subscriptions for shares of the Company’s stock.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a)           Financial Statements of Business Acquired.

Not applicable.

(b)           Pro Forma Financial Information.

Not applicable.

(c)           Shell Company Transactions.

Not applicable.

(d)           Exhibits.

Exhibit Number Exhibits

10.1	Form of Debt Conversion Agreement

10.2
Promissory Note in favor of Robert Johnson executed by the Company on October 28, 2008 (incorporated herein by reference to the Company’s registration statement on Form 10 filed with the SEC on February 3, 2009).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WILLING HOLDING, INC.
(Registrant)

Date: August 28, 2009	By:	/s/ Thomas L. DiStefano III
	Name:	Thomas L. DiStefano III
	Title:	Chairman and Chief Executive Officer

EXHIBIT INDEX

10.1	Form of Debt Conversion Agreement

10.2
Promissory Note in favor of Robert Johnson executed by the Company on October 28, 2008 (incorporated herein by reference to the Company’s registration statement on Form 10 filed with the SEC on February 3, 2009).